UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2022

EzFill Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40809	83-4260623
(Commission File Number)	(IRS Employer Identification No.)

2999 NE 191st Street, Aventura, Florida 33180

(Address of Principal Executive Offices)

305-791-1169

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001	EZFL	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 21, 2022 (the “Record Date”), the Company obtained written consent from the holders of at least a majority of the issued and outstanding voting securities (the “Shareholders”) of EzFill Holdings, Inc. (the “Company”) approving (i) authorizing the Corporation to amend the Company’s Amended and Restated Certificated Incorporation to effect a reverse stock split of the Company’s common stock by a ratio of not less than 1 for 5 and not more than 1 for 15 (the “Reverse Stock Split”) with the board having the discretion as to whether or not to effect the Reverse Stock Split and with the exact ratio of any Reverse Stock Split to be set at a whole number within the Reverse Stock Split Range determined by the board of the Company provided that if effected the Reverse Stok Split is effected within one year of the Record Date and (ii) authorizing the Board to amend the Company’s Amended and Restated Certificate of incorporation to (a) decrease the authorized shares of common stock that the Company is authorized to issue from 500,000,000 shares of common stock to 50,000,000 shares of common stock and (b) decrease the authorized shares of preferred stock that the Company is authorized to issue from 50,0000,000 shares of preferred to 5,000,000 shares of preferred stock (the “Authorized Share Decrease”) with the Board having the discretion as to whether or not the Authorized Share Decrease is to be effected, provided that if effected the Authorized Share Decrease is effected within one year this consent. The Reverse Stock Split and Authorized Share Decrease were unanimously approved by our Board of Directors (the “Board”) on December 21, 2022, subject to approval by the Shareholders, which was obtained as described above. The Board has discretion to implement the Reverse Stock Split and Authorized Share Decrease any time prior to December 21, 2023. There cannot be any assurance that the Reverse Stock Split and Authorized Share Decrease will be implemented.

On the Record Date, there were 26,630,829 shares of common stock issued and outstanding and no shares of preferred stock were issued or outstanding. The Reverse Stock Split and Authorized Share Decrease were approved by the holders of 13,766,133 shares of the Company’s issued and outstanding common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2022

EZFILL HOLDINGS, INC.

/s/ Michael McConnell
Michael McConnell
Chief Executive Officer